Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


      In connection with the Annual Report of Uranium Hunter Corporation (the "Company") on Form 10-KSB for the period ended September 30, 2007, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: December 31, 2007           By: /s/ Adam R. Cegielski
       -----------------               ---------------------
                                       Adam R. Cegielski,
                                       President and Chief Executive Officer
                                       (Principal Executive Officer)


Dated: December 31, 2007           By: /s/ Rakesh Malhotra
       -----------------               -------------------
                                       Rakesh Malhotra,
                                       Chief Financial Officer
                                       (Principal Financial Officer)